                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549




                                   FORM 8-K/A

                      AMENDMENT NO. 1 DATED JANUARY 10, 2002
                      TO FORM 8-K FILED ON JANUARY 7, 2002

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

           January 10, 2002 (December 27, 2001) Date of Report (Date of
                            earliest event reported)

                              SOLECTRON CORPORATION
               (Exact name of registrant as specified in charter)



          DELAWARE                                    1-11098                    94-2447045
(State or other jurisdiction                        (Commission                (IRS Employer
    of incorporation)                               File Number)              Identification No.)



777 GIBRALTAR DRIVE, MILPITAS, CALIFORNIA                                           95035
(Address of principal executive offices)                                          (Zip Code)

Registrant's telephone number, including area code: (408) 957-8500



                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)

ITEM 5:  OTHER EVENTS.

      On December 26, 2001, Solectron Corporation (the "Registrant") filed a Prospectus Supplement, dated December 20, 2001, to and with the Prospectus dated August 29, 2001, included as part of the Registration Statement on Form S-3 of the Registrant (Registration No. 333-64454-01) (the "Registration Statement"), which Prospectus Supplement and Prospectus related to the offering of the Registrant's 7.25% Adjustable Conversion-Rate Equity Security Units (the "Units"). On December 20, 2001, the Registrant entered into an Underwriting Agreement with Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, and J.P. Morgan Securities Inc. (the "Underwriters"), relating to the offering and sale by the Registrant of up to 44,000,000 Units (reflecting exercise in full of the Underwriters over-allotment option), under the Registration Statement. Each Unit initially consists of (i) a purchase contract under which the holder agreed to purchase from the Registrant and the Registrant agreed to sell a specified amount of shares of the Registrant's Common Stock on November 15, 2004 for $25 and (ii) $25 in principal amount of the Registrant's debentures, which will initially bear an interest rate of 7.25%, due November 15, 2006. The debentures are subject to remarketing approximately 33 months from the date of issuance, which may result in the reset of the interest rate at that time. In connection with such offering, the Registrant is filing certain exhibits as part of this Form 8-K. See "Item 7:
Financial Statements and Exhibits." A copy of certain agreements relating to the offering are attached hereto as exhibits and are incorporated by reference herein in their entirety.

      This 8-K/A amends and restates the Form 8-K filed on January 7, 2002 in its entirety.

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS.

      (c) Exhibits:

      EXHIBIT NO.                       EXHIBIT DESCRIPTION
      -----------                       -------------------

      1.1* Underwriting Agreement dated December 20, 2001 between the Registrant and Goldman, Sachs & Co.,
                               Morgan Stanley & Co. Incorporated, Banc of
                               America Securities LLC, and J.P. Morgan
                               Securities Inc.

      4.1** Subordinated Debt Securities Indenture dated as of December 27, 2001 between the Registrant and State Street Bank and Trust Company of
                               California, N.A. as Trustee.

      4.2*                     First Supplemental Indenture dated as of December
                               27, 2001 between the Registrant and State Street
                               Bank and Trust Company of California, N.A. as
                               Trustee.

      4.3*                     Purchase Contract Agreement dated as of December
                               27, 2001 between the Registrant and State Street
                               Bank and Trust Company of California, N.A., as purchase contract agent.

      4.4*                     Form of Normal Units Certificate (included in
                               Exhibit 4.3).

      4.5*                     Form of Stripped Units Certificate (included in
                               Exhibit 4.3).

      4.6*                     Form of Subordinated Debenture (included in
                               Exhibit 4.2).

      4.7* Pledge Agreement dated as of December 27, 2001 among the Registrant, U.S. Bank Trust, N.A., as collateral agent, custodial agent, and securities intermediary, and State Street Bank and Trust
                               Company of California, N.A., as purchase contract agent.

      4.8* Pledge Agreement dated as of December 27, 2001 between the Registrant and State Street Bank and Trust Company of California, N.A., as the Trustee for the holders of the Debentures.

      4.8.1 Amendment No. 1 made and entered into as of January 8, 2002 to Pledge Agreement dated as of
                               December 27, 2001 between the Registrant and
                               State Street Bank and Trust Company of
                               California, N.A., as the Trustee for the holders of the Debentures.

      4.9* Control Agreement dated as of December 27, 2001 between the Registrant and State Street Bank and Trust Company of California, N.A., as Trustee and as securities intermediary and depository bank.

      4.9.1 Amendment No. 1 made and entered into as of January 8, 2002 to Control Agreement dated as of
                               December 27, 2001 between the Registrant and
                               State Street Bank and Trust Company of
                               California, N.A., as Trustee and as securities intermediary and depository bank.

      5.1*                     Opinion re legality of Wilson Sonsini Goodrich &
                               Rosati, Professional Corporation.

      8.1*                     Opinion re tax matters of Wilson Sonsini Goodrich
                               & Rosati, Professional Corporation.

      23.1*                    Consent of Wilson Sonsini Goodrich & Rosati,
                               Professional Corporation (included in Exhibits
                               5.1 and 8.1).


* Exhibit previously filed in Registrant's Form 8-K filed with the Securities and Exchange Commission on January 7, 2002.

** Exhibit previously filed in Registrant's Form 8-K filed with the Securities and Exchange Commission on January 7, 2002. Exhibit supersedes Exhibit 4.2 to the Registrant's Registration Statement on Form S-3 (Registration No. 333-6445-01) filed with the Securities and Exchange Commission on July 2, 2001.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date: January 10, 2002                    Solectron Corporation


                                          /s/ Kiran Patel
                                          ------------------------------------
                                          Kiran Patel
                                          Executive Vice President, Chief
                                          Financial Officer
                                          (Principal Financial and Accounting
                                          Officer)

                                  Exhibit Index



     EXHIBIT NO.                       EXHIBIT DESCRIPTION
     -----------                       -------------------
      1.1*                     Underwriting Agreement dated December 20, 2001
                               between the Registrant and Goldman, Sachs & Co.,
                               Morgan Stanley & Co. Incorporated, Banc of
                               America Securities LLC, and J.P. Morgan
                               Securities Inc.

      4.1** Subordinated Debt Securities Indenture dated as of December 27, 2001 between the Registrant and State Street Bank and Trust Company of
                               California, N.A. as Trustee.

      4.2*                     First Supplemental Indenture dated as of December
                               27, 2001 between the Registrant and State Street
                               Bank and Trust Company of California, N.A. as
                               Trustee.

      4.3*                     Purchase Contract Agreement dated as of December
                               27, 2001 between the Registrant and State Street
                               Bank and Trust Company of California, N.A., as purchase contract agent.

      4.4*                     Form of Normal Units Certificate (included in
                               Exhibit 4.3).

      4.5*                     Form of Stripped Units Certificate (included in
                               Exhibit 4.3).

      4.6*                     Form of Subordinated Debenture (included in
                               Exhibit 4.2).

      4.7* Pledge Agreement dated as of December 27, 2001 among the Registrant, U.S. Bank Trust, N.A., as collateral agent, custodial agent, and securities intermediary, and State Street Bank and Trust
                               Company of California, N.A., as purchase contract agent.

      4.8* Pledge Agreement dated as of December 27, 2001 between the Registrant and State Street Bank and Trust Company of California, N.A., as the Trustee for the holders of the Debentures.

      4.8.1 Amendment No. 1 made and entered into as of January 8, 2002 to Pledge Agreement dated as of
                               December 27, 2001 between the Registrant and
                               State Street Bank and Trust Company of
                               California, N.A., as the Trustee for the holders of the Debentures.

      4.9* Control Agreement dated as of December 27, 2001 between the Registrant and State Street Bank and Trust Company of California, N.A., as Trustee and as securities intermediary and depository bank.

      4.9.1 Amendment No. 1 made and entered into as of January 8, 2002 to Control Agreement dated as of
                               December 27, 2001 between the Registrant and
                               State Street Bank and Trust Company of
                               California, N.A., as Trustee and as securities intermediary and depository bank.

      5.1*                     Opinion re legality of Wilson Sonsini Goodrich &
                               Rosati, Professional Corporation.

      8.1*                     Opinion re tax matters of Wilson Sonsini Goodrich
                               & Rosati, Professional Corporation.

      23.1*                    Consent of Wilson Sonsini Goodrich & Rosati,
                               Professional Corporation (included in Exhibits
                               5.1 and 8.1).


* Exhibit previously filed in Registrant's Form 8-K filed with the Securities and Exchange Commission on January 7, 2002.

** Exhibit previously filed in Registrant's Form 8-K filed with the Securities and Exchange Commission on January 7, 2002. Exhibit supersedes Exhibit 4.2 to the Registrant's Registration Statement on Form S-3 (Registration No. 333-64454-01) filed with the Securities and Exchange Commission on July 2, 2001.